PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED [  ], 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement
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BROWN ADVISORY FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROWN ADVISORY FUNDS

Brown Advisory Flexible Equity Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Global Leaders Fund

Brown Advisory Emerging Markets Select Fund

901 South Bond Street, Suite 400

Baltimore, Maryland 21231

[  ], 2026

Dear Shareholder:

Please find enclosed proxy information concerning the Brown Advisory Flexible Equity Fund, the Brown Advisory Global Leaders Fund, the Brown Advisory Sustainable Growth Fund and the Brown Advisory Emerging Markets Select Fund (each, a “Fund” and together, the “Funds”), each a mutual fund series of Brown Advisory Funds (the “Trust”). The Board of Trustees of the Trust has called a Special Meeting of Shareholders to be held on January 21, 2027, at the offices of the Trust located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, at 11:00 a.m., Eastern Time (the “Meeting”).

The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To change the diversification policy of each Fund from a diversified company to a non-diversified company;
2.	To change the concentration policy of each Fund to permit the purchase of securities of an issuer if, as a result, no more than 35% of a Fund’s total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund at the time of investment;
3.	To authorize the Brown Advisory Emerging Markets Select Fund to rely on a “Manager of Managers” exemptive order; and
4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

After careful consideration, the Board of Trustees of the Trust recommends that you vote “FOR” each of the proposals described above.

We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

Detailed information about these proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than January 20, 2027. Voting is quick and easy. Everything you will require is enclosed. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

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Proxy materials for the Special Meeting of Shareholders are enclosed and are also available at www.proxyvote.com.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call 1-800-690-6903	(2) Go to the website www.proxyvote.com or scan the QR Barcode on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

Sincerely,

Paul J. Chew
President
Brown Advisory Funds
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IMPORTANT INFORMATION FOR SHAREHOLDERS

The following “Questions and Answers” section is a summary of important information relating to the Special Meeting of Shareholders and is not intended to be as detailed as the discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the enclosed Proxy Statement.

QUESTIONS AND ANSWERS

Q.    Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials - a booklet that includes the Proxy Statement and your proxy card - because you hold shares of the beneficial interests of the Brown Advisory Flexible Equity Fund, the Brown Advisory Global Leaders Fund, the Brown Advisory Sustainable Growth Fund or the Brown Advisory Emerging Markets Select Fund (each, a “Fund” and together, the “Funds”) as of October 30, 2026 (the “Record Date”), and have the right to vote at a Special Meeting of Shareholders of the Brown Advisory Funds (the “Trust”) scheduled for January 21, 2027, at 11:00 a.m. Eastern time (the “Meeting”).

Q.    What are shareholders voting on?

A.	The Board of Trustees (the “Board”) is asking you to vote on three proposals: (1) to change the diversification policy of each Fund from diversified to non-diversified; (2) to change the concentration policy of each Fund; and (3) to approve a “manager of managers” arrangement for the Brown Advisory Emerging Markets Select Fund.

Q.    Why am I being asked to vote on these proposals?

A.	The diversification and concentration proposals are intended to remove restrictions that can prevent the Funds’ portfolio management teams from sizing issuer or industry exposures they believe offer attractive opportunities. As markets and benchmarks become more concentrated, the restrictions can constrain portfolio positioning even when the managers have strong investment conviction. The changes could provide additional flexibility and potentially enhance long-term performance, although larger issuer or industry positions can increase investment risk. These fundamental policy changes require shareholder approval under the Investment Company Act of 1940, as amended (the “1940 Act”). The proposed change with respect to the “manager of managers” arrangement for the Emerging Markets Select Fund is intended to provide the Fund additional flexibility with the retention of, and material amendments to sub-advisory agreements with, sub-advisers, and to reduce the costs and delays associated with seeking shareholder approval of such sub-adviser changes. The proposed change will not result in any increase in the advisory fees paid by the Fund.
Q.	If the diversification and concentration policy proposals were approved, would that change how my Fund is managed?
A.	The Funds’ investment objectives, underlying investment philosophies and principal investment strategies would not change should shareholders approve changes to the diversification and/or concentration policies. The Funds’ portfolio management teams would
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continue to use their existing research and investment processes. The changes would provide more discretion to size individual company and industry positions when the managers believe the opportunity warrants it, but would not require any particular investment or portfolio adjustment.

Q.	What if shareholders approve changes to one fundamental policy of a Fund, but not to the other fundamental policy of the Fund?
A.	The diversification and concentration proposals are independent of each other and will be voted on separately for each Fund. If shareholders approve only one of these two proposals for a Fund, that Fund may implement the approved change while retaining its current fundamental policy for the proposal that was not approved.
Q.	How could a Fund invest if the change to its concentration policy were approved and how would this differ from its current limitations?
A.	If shareholders approved the change to a Fund’s concentration policy, the Fund could invest in industries representing more than 20% of the Fund’s designated benchmark index at the time of purchase, subject to a limit of 35% of the Fund’s total assets in any such industry. The portfolio managers would not be required to use the additional flexibility. For industries representing 20% or less of the benchmark, the Fund could only invest up to 25% in that industry, subject to the policy’s existing exceptions. Currently, a Fund generally may not invest more than 25% of its total assets in an industry.
Q.	What does the “manager of managers” proposal mean for Emerging Markets Select Fund shareholders?
A.	If approved by shareholders, and if the SEC grants the exemptive order, Brown Advisory could seek Board approval to appoint a sub-adviser or materially modify a sub-advisory agreement without a shareholder vote, subject to the terms and conditions of the SEC’s exemptive order. Shareholder approval would not be required for such changes except in the instance whereby a new sub-advisory agreement would directly or indirectly increase the aggregate advisory fee rate payable by the Fund. The Board, including a majority of the Independent Trustees would continue to approve the changes. Shareholder approval would still be required for changes to the Fund’s investment advisory agreement with Brown Advisory when required by law. A new sub-advisory agreement that directly or indirectly increases the aggregate advisory fee rate payable by the Fund will also require shareholder approval.

Q.	Are any changes to the Fund’s current sub-advisers being proposed now?
A.	No. Wellington Management Company LLP and Pzena Investment Management, LLC currently serve as the Fund’s sub-advisers. Brown Advisory does not currently intend to add or replace either sub-adviser. This proposal is intended to provide flexibility for potential future decisions, rather than to approve a specific change today.

Q.    Who is asking for my vote?

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A.	The enclosed proxy is being solicited by the Board for use at the Meeting, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

Q.    How does the Board suggest that I vote?

A.	After careful consideration, the Board unanimously recommends that you vote “FOR” each of the proposals described in the Proxy Statement.

Q.    Who is paying for this proxy solicitation and the costs associated with the Meeting?

A.	The cost of the Meeting, including the costs of preparing and mailing of the Notice of Meeting, the Proxy Statement and the Proxy Card, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds.

Q.    What vote is required to approve the proposals?

A.	Approval of each proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund(s), as defined in the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares of the applicable Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of such Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of such Fund.

Q.    Will my vote make a difference?

A.	Yes! To take action on the proposals, a quorum (thirty-three and one-third percent (33 1⁄3%) of shares of each Fund present in person or represented by proxy and entitled to vote at the Meeting) must be present in person or by proxy. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

Q.    If I am a small investor, why should I bother to vote?

A.	You should vote because every vote is equal and important. If numerous shareholders fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary additional costs.

Q.    How do I place my vote?

A.	You may provide your vote by mail with the enclosed proxy card, by Internet by following the instructions in the proxy voting instructions, by telephone using the toll-free number listed in the proxy voting instructions, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card. Please follow the enclosed instructions to utilize any of these voting methods.
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PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

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BROWN ADVISORY FUNDS

Brown Advisory Flexible Equity Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Global Leaders Fund

Brown Advisory Emerging Markets Select Fund

901 South Bond Street, Suite 400

Baltimore, Maryland 21231

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 21, 2027

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Brown Advisory Flexible Equity Fund, the Brown Advisory Sustainable Growth Fund, the Brown Advisory Global Leaders Fund and the Brown Advisory Emerging Markets Select Fund (each, a “Fund” and together, the “Funds”), separate investment series of Brown Advisory Funds (the “Trust”), will be held on January 21, 2027, at the Trust’s principal offices located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To change the diversification policy of each Fund from a diversified company to a non-diversified company;
2.	To change the concentration policy of each Fund to permit the purchase of securities of an issuer if, as a result, no more than 35% of a Fund’s total assets would be invested in any industry that accounts for more than 20% of a benchmark index of the Fund at the time of investment;
3.	To authorize the Brown Advisory Emerging Markets Select Fund to rely on a “Manager of Managers” exemptive order; and
4.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

You are entitled to vote at the Meeting and any adjournments thereof if you owned shares of any of the mutual funds that are included in the Trust and listed above as of the close of business on October 30, 2026 (the “Record Date”).

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Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your Proxy Card at hand.	(1) Read the Proxy Statement and have your Proxy Card at hand.
(2) Call 1-800-690-6903	(2) Go to the website www.proxyvote.com or scan the QR Barcode on your Proxy Card.
(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and effort associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

We ask that you vote promptly in order to avoid the additional expense of further solicitation – each vote is equal and important.

By Order of the Board of Trustees

Edward L. Paz
Secretary
Brown Advisory Funds

[  ], 2026

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BROWN ADVISORY FUNDS

Brown Advisory Flexible Equity Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Global Leaders Fund

Brown Advisory Emerging Markets Select Fund

901 South Bond Street, Suite 400

Baltimore, Maryland 21231

Special Meeting of Shareholders

[  ], 2026

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished to holders of shares of beneficial interest (“Shareholders”) of the Brown Advisory Flexible Equity Fund, the Brown Advisory Sustainable Growth Fund, the Brown Advisory Global Leaders Fund and the Brown Advisory Emerging Markets Select Fund (each, a “Fund” and together, the “Funds”), each a series of Brown Advisory Funds (the “Trust”), in connection with the solicitation by the Board of Trustees of the Trust (the “Board” or the “Trustees”) of proxies to be used at a Special Meeting of Shareholders to be held at the principal offices of the Trust located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, on January 21, 2027, at 11:00 a.m., Eastern time, in the offices of Brown Advisory LLC, the investment adviser to the Trust (“Brown Advisory” or the “Adviser”), or at any postponements or adjournments thereof (the “Meeting”). The Notice of the Meeting and this Proxy Statement will first be provided to shareholders on or about [  ], 2026.

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware statutory trust. The Meeting is being held to consider and vote on the proposals described herein and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Voting Information

Shareholders of record at the close of business on October 30, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. Each whole share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate fractional vote. The number of shares of each Fund that were issued and outstanding as of the Record Date is set forth in Exhibit A to this Proxy Statement.

Required Vote

Approval of each proposal requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund(s), as defined in the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares of the applicable Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the applicable Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the applicable Fund.

Quorum

The presence, in person or by proxy, of thirty-three and one-third (33 1⁄3%) of the shares of each Fund entitled to vote at the Meeting on the Record Date constitutes a quorum for the transaction of business at the Meeting with respect to each Fund.

Adjournment

The Meeting may be adjourned, whether or not a quorum is present, for any reason, by the vote of those Shareholders of the Trust entitled to vote holding not less than a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in their discretion on questions of adjournment for those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Meeting. Any adjournment may be made with respect to any business that might have been transacted at the Meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment.

Method of Tabulation

The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date, and return the proxy card without voting instructions, your shares will be voted “FOR” each proposal by the individuals named as proxies, and will be voted in the best interest of the Trust according to the judgment of the individuals named as proxies with respect to any other business that may properly arise at the Meeting.

Revocation of Proxy

Any person giving a proxy has the power to revoke such proxy at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Trust’s Secretary. To be effective, such revocation must be received by the Trust’s Secretary prior to the Meeting. In addition, although mere attendance at the Meeting would not revoke a proxy, a Shareholder present at the Meeting may withdraw his or her proxy by voting in person at the Meeting.

Reports to Shareholders and Financial Statements

Copies of the Funds’ Form N-CSR, including financial statements for each Fund, as filed with the SEC, are available on the Funds’ website. A copy of the Form N-CSR as filed with the SEC, Annual Report to Shareholders, Semi-Annual Report to Shareholders or a Prospectus may be obtained, without charge, by calling your plan administrator or recordkeeper or financial advisor or intermediary, or by calling the Trust toll-free at 1-800-540-6807 or visiting the Trust’s website at https://www.brownadvisory.com/mf.

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PROPOSAL 1—TO CHANGE THE DIVERSIFICATION POLICY OF EACH FUND FROM A DIVERSIFIED COMPANY TO A NON-DIVERSIFIED COMPANY

__________

Shareholders of each Fund are being asked to vote on a proposal to change each Fund from a “diversified company” to a “non-diversified company” (the “Diversification Proposal”). Because this investment policy is “fundamental,” shareholder approval is required to change it.

The text of each Fund’s current and proposed fundamental investment policies on diversification is set forth below:

Current Policy	Proposed Policy
Each Fund is a “diversified company” as defined under the Investment Company Act of 1940, as amended.	Each Fund is a “non-diversified company” as defined under the Investment Company Act of 1940, as amended

Under the 1940 Act, a “diversified company” must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the company’s total assets and not more than 10% of any class of the outstanding voting securities of such issuer. In effect, the aggregated total of single-issuer positions of 5% or more cannot exceed 25% of a fund’s assets. In contrast, a “non-diversified company” is a fund other than a diversified company, and the 1940 Act places no single-issuer limits on the fund due to that classification.

Each Fund is currently classified as a diversified company and has a related fundamental investment policy on diversification. As a result, each Fund is limited in its ownership of securities of single issuers. The diversification status of each Fund limits its ability to invest above 5% in certain issuers and forces each Fund’s portfolio to be underweight at least some of its top holdings, even if the Adviser finds them to be attractive investment opportunities. This limitation can ultimately inhibit the opportunity for each Fund to implement its principal investment strategy and can hinder its ability to outperform non-diversified peer funds with otherwise similar investment strategies, on a risk-return basis.

The Board has reviewed and approved the Diversification Proposal. The Board, including all of the Trustees who are not “interested persons” (as defined by Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser or its affiliates (the “Independent Trustees”), has determined that the Diversification Proposal is in the best interests of each Fund. Shareholder approval of the Diversification Proposal would allow each Fund to operate as a non-diversified company, which would provide the Adviser with additional investment flexibility and the potential to enhance each Fund’s performance.

While approval of the Diversification Proposal would provide the Adviser with greater long-term flexibility in executing each Fund’s investment strategy by allowing increased exposures to certain holdings, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Funds are currently managed. The investment objective and investment strategies for each Fund will not change due to approval of the Diversification Proposal. Should Shareholders approve the Diversification Proposal, each Fund’s fundamental investment policy on diversification would be changed to non-diversified, and all other fundamental investment policies will remain unchanged unless

Shareholders also approve the concentration policy proposal as discussed below. The Adviser currently intends to manage each Fund using substantially similar risk and volatility guidelines as it has used managing the Fund while it has been classified as a diversified company.

Investing a larger percentage of a Fund’s assets in any one issuer could increase the Fund’s risk of loss and make its share price more volatile because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Adviser takes a larger position in an issuer that subsequently has an adverse return, a Fund may have a greater loss than it would have had if the Adviser had diversified the Fund’s investments consistent with Section 5(b)(1) of the 1940 Act.

The 1940 Act diversification requirements are separate and apart from the diversification requirements that each Fund complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. Approval of the Diversification Proposal would not affect a Fund’s intent to comply with the diversification requirements of Subchapter M in any way. Under Subchapter M, each Fund must diversify its holdings so that, in general, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships. As a non-diversified company, the percentage of each Fund’s assets invested in any single issuer would not be limited by the 1940 Act, but would remain subject to Subchapter M’s broader diversification requirements.

If the Diversification Proposal is approved, each Fund will amend its registration statement to disclose the revised Diversification Policy. Further, if approved, the proposed changes to each Fund’s Diversification Policy will be implemented as soon as practicable after the registration statement is amended.

If a Fund does not operate as a non-diversified company for three consecutive years following shareholder approval, the 1940 Act rules will require the Fund to be automatically re-classified as a diversified company. This would require the Fund to again seek shareholder approval to operate as a non-diversified company.

Approval of the Diversification Proposal requires, with respect to each Fund, the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. If shareholders of a Fund do not approve the Diversification Proposal with respect to that Fund, the Fund will remain a diversified company and retain its current fundamental investment policy on diversification.

THE BOARD RECOMMENDS A VOTE “FOR” THE DIVERSIFICATION PROPOSAL

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PROPOSAL 2—TO CHANGE EACH FUND’S CONCENTRATION POLICY

__________

Shareholders of each Fund are being asked to vote on a proposal to change each Fund’s policy on concentration (the “Concentration Proposal”). Because this investment policy is “fundamental,” shareholder approval is required to change it.

The text of each Fund’s current and proposed fundamental investment policies on concentration is set forth below:

Fund	Current Concentration Policy	Proposed Concentration Policy
Brown Advisory Flexible Equity Fund Brown Advisory Global Leaders Fund Brown Advisory Emerging Markets Select Fund	A Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.	A Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund’s total assets would be invested in any industry that accounts for more than 20% of its benchmark index. For purposes of this limitation, there is no limit on: (1) investments in U.S. government securities, in repurchase agreements covering U.S. government securities, in tax-exempt securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investments in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, a Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Brown Advisory Sustainable Growth Fund	The Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. government securities and in repurchase agreements covering U.S. government securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

The Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund may purchase the securities of any issuer, if as a result, no more than 35% of the Fund’s total assets would be invested in any industry that accounts for more than 20% of its benchmark index. For purposes of this limitation, there is no limit on investments in U.S. government securities and in repurchase agreements covering U.S. government securities. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

Under the 1940 Act, a fund must recite in its registration statement an investment policy regarding its ability to invest 25% or more of its total assets in securities of issuers whose principal business activities are in the same industry (i.e., “concentrate” in an industry) (“Concentration Policy”) which may not be amended without shareholder approval.

Each Fund currently has a Concentration Policy to not concentrate in an industry. As a result, each Fund is limited to investing no more than 25% of its total assets in a single industry. That restriction can prevent portfolio managers from adding to otherwise attractive holdings when several companies they favor operate in the same industry. As the industry composition of equity markets and benchmark indices changes, a Fund may be required to maintain a smaller industry allocation than its portfolio managers would otherwise prefer. The proposed exception would allow the managers to pursue additional attractive opportunities in industries representing more than 20% of the Fund’s designated benchmark index at the time of purchase, subject to a limit of 35% of the Fund’s total assets in any such industry. This additional flexibility could enhance their ability to implement each Fund’s investment strategy and pursue long-term investment returns, but would not require any particular investment or portfolio adjustment. There is no assurance that performance would improve, and greater industry exposure could increase a Fund’s risk of loss and share-price volatility.

The Board has reviewed and approved the Concentration Proposal. The Board, including all of the Trustees who are not “interested persons” (as defined by Section 2(a)(19) of the 1940 Act) of the Trust or of the Adviser or its affiliates (the “Independent Trustees”), has determined that the Concentration

Proposal is in the best interests of each Fund. Shareholder approval of the Concentration Proposal would allow each Fund to purchase securities of an issuer in an industry representing more than 20% of its benchmark index, up to 35% of the Fund’s total assets, which would provide the Adviser with additional investment flexibility and the potential to enhance each Fund’s performance.

The proposed change to each Fund’s Concentration Policy will give each Fund the flexibility to better reflect the industry composition of its benchmark index. The Funds are actively managed and the portfolio managers do not set particular investment or exposure levels to any index; however, they generally consider the composition and relative weightings of each Fund’s benchmark in managing the Fund. Each Fund also primarily invests in securities that are included in its respective benchmark index. As market and benchmark concentration has evolved, the current Concentration Policy can require a Fund to remain underweight an industry even when the Fund’s portfolio management team considers additional exposure attractive.

Each Fund’s benchmark index is widely recognized and maintained by an unaffiliated third party. The Adviser will evaluate whether each Fund continues to invest primarily in securities included in its respective reference index. Each Fund and its respective benchmark index will be evaluated using the same industry classification methodology and the most recently available official or licensed index data. As with the current Concentration Policy, each Fund will determine compliance with the policy at the time of investment. Subsequent market movement would not require an immediate sale, but additional purchases in the applicable industry would be limited until the applicable conditions are again satisfied.

If approved, each Fund’s Concentration Policy would not consider the use of the respective indices to be fundamental, and therefore a Fund may, in the future, choose to use a different benchmark index for this purpose without shareholder approval, subject to the approval of the Board.

While approval of the Concentration Proposal would provide the Adviser with greater long-term flexibility in executing each Fund’s investment strategy by allowing increased exposures to certain industries, and may allow for the potential for greater risk, it is not otherwise expected to affect the way the Funds are currently managed. The investment objective and investment strategies for each Fund will not change due to approval of the Concentration Proposal. No Fund would be required to invest more than 25% of its total assets in securities of companies whose principal business activities are in the same industry, regardless of the composition of its benchmark index, or invest in an issuer solely because it is included in the index. Should Shareholders approve the Concentration Proposal, each Fund’s fundamental investment policy on concentration would be changed as described above, and all other fundamental investment policies will remain unchanged unless Shareholders also approve the Diversification Proposal as discussed above. The Adviser currently intends to manage each Fund using substantially similar risk and volatility guidelines as it has used managing the Fund while it has maintained its current Concentration Policy.

A Fund that invests more than 25% of its total assets in securities of companies whose principal business activities are in the same industry is subject to additional risks. If the Concentration Proposal is approved, a Fund may invest a significant portion of its assets in any industry that accounts for more than 20% of the Fund’s reference index, which will make the Fund more susceptible to economic, business, political or other factors affecting the issuers in that industry. In general, concentration in an industry can be expected to increase the frequency and magnitude of any increases and decreases in the value of a Fund’s shares. Accordingly, a Fund that concentrates its investments in a particular industry will involve more risk than a fund that invests more broadly.

If the Concentration Proposal is approved, each Fund will amend its registration statement to disclose the revised Concentration Policy. Further, if approved, the proposed changes to each Fund’s Concentration Policy will be implemented as soon as practicable after the registration statement is amended.

Approval of the Concentration Proposal requires, with respect to each Fund, the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. If shareholders of a Fund do not approve the Concentration Proposal with respect to that Fund, the Fund will retain its current fundamental investment policy on concentration.

THE BOARD RECOMMENDS A VOTE “FOR” THE CONCENTRATION PROPOSAL

__________

__________

PROPOSAL 3—TO AUTHORIZE THE BROWN ADVISORY EMERGING MARKETS SELECT FUND TO RELY ON THE “MANAGER OF MANAGERS” EXEMPTIVE ORDER

BROWN ADVISORY EMERGING MARKETS SELECT FUND ONLY

__________

Shareholders of the Brown Advisory Emerging Markets Select Fund (the “EM Select Fund”) are being asked to authorize the EM Select Fund’s use of a “manager of managers” structure that would permit Brown Advisory, the EM Select Fund’s investment adviser, subject to the approval of the Board of Trustees, to appoint sub-advisers, and enter into, and materially amend, sub-advisory agreements for the EM Select Fund without further shareholder approval (the “Manager of Managers Proposal”). Currently, in order for the Adviser to appoint a sub-adviser or materially modify a sub-advisory agreement, the EM Select Fund must call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from its shareholders. This process is time-intensive, costly and slow. Without the delay inherent in holding shareholder meetings, the EM Select Fund would be able to act more quickly to appoint a sub-adviser when the Board and the Adviser believe that the appointment would benefit the EM Select Fund.

Provisions of the 1940 Act require that shareholders of a mutual fund approve a sub-advisory agreement with the sub-adviser and material amendments to an existing sub-advisory agreement. The Adviser has applied to the SEC for an exemptive order (the “Exemptive Order”) that would permit the Adviser to appoint and replace sub-advisers for the EM Select Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining shareholder approval (the “Manager of Managers Structure”).

The Exemptive Order would allow the Adviser to hire, without shareholder approval, new sub-advisers, whether or not affiliated with the Adviser. However, the Board, including a majority of the Independent Trustees, must approve any new sub-adviser and any new or amended sub-advisory agreement for the EM Select Fund. In considering a new or existing sub-advisory agreement, the Board is required to evaluate any material conflicts that may be present in a sub-advisory arrangement. Before the EM Select Fund may rely on the Exemptive Order, the EM Select Fund’s use of the Manager of Managers Structure must be approved by a “majority of the outstanding voting securities” of the EM Select Fund, as defined in the 1940 Act and discussed below.

Under the Manager of Managers Structure, the Adviser would have the overall responsibility, subject to oversight by the Board, to oversee the EM Select Fund’s sub-advisers and recommend their hiring, termination and replacement. Specifically, the Exemptive Order would require the Adviser to, subject to the review and approval of the Board, including a majority of the Independent Trustees: (a) set the EM Select Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisers to manage all or a portion of the EM Select Fund’s assets; (c) allocate and, when appropriate, reallocate the EM Select Fund’s assets among sub-advisers; (d) monitor and evaluate the sub-advisers’ performance; and (e) implement procedures reasonably designed to ensure that each sub-adviser complies with the EM Select Fund’s investment objective, policies and restrictions. Under the Exemptive Order, the EM Select Fund must disclose to its shareholders the aggregate fees paid to the Adviser and any affiliated sub-advisers and the aggregate fees paid to unaffiliated sub-advisers. The replacement of the Adviser or the imposition of material changes to the EM Select Fund’s investment advisory agreement would, however, require prior shareholder approval. In addition, any new sub-advisory agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the EM Select Fund would also require shareholder approval.

If the Adviser, with the approval of the Board, including a majority of the Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interests of the EM Select Fund, the Manager of Managers Structure would, without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the EM Select Fund more quickly and with less potential expense to the EM Select Fund; (2) permit the Adviser to allocate and reallocate the EM Select Fund’s assets among itself and one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.

Under the Manager of Managers Structure, upon receiving approval of the Board, including a majority of the Independent Trustees, sub-advisers selected by the Adviser could immediately manage the EM Select Fund’s assets. The EM Select Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after hiring the sub-adviser by providing shareholders with an information statement that contains substantially the same relevant information about the sub-adviser and the sub-advisory agreement that the EM Select Fund would be required to send its shareholders in a proxy statement.

The Board has reviewed and approved the Manager of Managers Proposal. The Board, including a majority of the Independent Trustees, has determined that the Manager of Managers Proposal is in the best interests of the EM Select Fund and is recommending that shareholders of the EM Select Fund approve the Manager of Managers Proposal at the Meeting. In determining to recommend approval of the Manager of Managers Proposal, the Board considered, among other factors, that the Manager of Managers Structure would enable the EM Select Fund to operate with greater efficiency in the future by allowing the EM Select Fund to use sub-advisers best suited to its needs without incurring potential delays and expenses that could be associated with obtaining shareholder approvals. The Board also considered: (1) the Adviser’s continued responsibility, subject to Board oversight, to oversee the EM Select Fund’s sub-advisers; (2) the Adviser’s ability to operate in accordance with the conditions of the Exemptive Order; (3) that the Manager of Managers Structure would not change any fees paid to the Adviser by the EM Select Fund or fees paid by EM Select Fund shareholders; and (4) that Board approval to appoint or replace future sub-advisers would still be required.

Approval of the Manager of Managers Structure will not affect any of the requirements under the federal securities laws that govern the EM Select Fund, the Adviser, any proposed sub-adviser or any proposed sub-advisory agreement with a sub-adviser, other than the requirement to have any future sub-advisory agreement or amendment to the sub-advisory agreement approved at a meeting of the EM Select Fund’s shareholders. The Board, including the Independent Trustees, will continue to evaluate and approve all new sub-advisory agreements with respect to the EM Select Fund between the Adviser and any sub-adviser, as well as all changes to any sub-advisory agreement.

Approval of this Manager of Managers Proposal will not affect the EM Select Fund’s fees. The Manager of Managers Structure will not at any time entail an increase in the investment advisory fees paid by the EM Select Fund. Further shareholder approval would be necessary to increase the investment advisory fees that are payable by the EM Select Fund, which is not contemplated. If the EM Select Fund implements the Manager of Managers Structure, the Adviser, pursuant to its advisory agreement with the Trust, will continue, directly or through sub-advisers, to provide the same level of advisory services to the EM Select Fund as it provides currently.

Please note that the Adviser does not have any present intention to use the Manager of Managers Structure to appoint additional sub-advisers for the EM Select Fund or replace the EM Select Fund’s sub-advisers.

If the shareholders of the EM Select Fund do not approve the use of a “manager of managers” structure, decisions regarding a proposed sub-adviser for the EM Select Fund or a material change to a sub-advisory agreement with respect to the EM Select Fund will continue to require shareholder approval.

Approval of the use of the Manager of Managers Structure requires, with respect to the EM Select Fund, the affirmative vote of the holders of a “majority of the outstanding voting securities” of the EM Select Fund, as defined in the 1940 Act. This means the affirmative vote of the lesser of: (a) 67% or more of the shares of the EM Select Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares of the EM Select Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the EM Select Fund. If shareholders of the EM Select Fund do not approve the use of the Manager of Managers Structure, the EM Select Fund will continue to require shareholder approval of any new sub-adviser or material change to a sub-advisory agreement.

THE BOARD RECOMMENDS A VOTE “FOR” THE MANAGER OF MANAGERS PROPOSAL

Additional Information About Voting and the Meeting

Solicitation of Proxies

The solicitation of proxies will be conducted primarily by mail and telephone. All costs of solicitation, including costs associated with the preparation, printing, and mailing of this Proxy Statement and accompanying material, will be borne by the Funds. These expenses will be allocated among the Funds based on a combination of the Funds’ relative net assets and/or number of shareholder accounts.

Beneficial Ownership of Shares

A list of those persons who, to the knowledge of the Trust, owned beneficially 5% or more of the shares of any class of any Fund as of the Record Date is set forth in Exhibit B to this Proxy Statement. To the knowledge of the Trust, each of the executive officers and the Trustees individually, and the executive officers and Trustees, together as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date, except as noted in Exhibit B.

Shareholder Proposals and Communications

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders should send his or her written proposal to the Trust’s offices at 901 South Bond Street, Suite 400, Baltimore Maryland 21231, Attention: Secretary, so that the written proposal is received within a reasonable time in advance of such meeting in order to be included in the Trust’s proxy statement relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that properly may be brought before the meeting under applicable law and the Trust’s governing documents.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at a meeting. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of the Trust, c/o the Secretary of the Trust, at 901 South Bond Street, Suite 400, Baltimore Maryland 21231. The correspondence will be provided to the Board for review and consideration.

Additional Information About the Trust

Investment Adviser

Brown Advisory LLC, a Maryland limited liability company located at 901 South Bond Street, Suite 400, Baltimore Maryland 21231, serves as the investment adviser to the Funds. The Adviser is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. The Adviser is registered as an investment adviser with the SEC.

The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). The Advisory Agreement with respect to the Brown Advisory Flexible Equity Fund and Brown Advisory Sustainable Growth Fund was initially approved by the Board of Trustees on May 2, 2012. The Advisory Agreement with respect to the Brown Advisory Emerging Markets Select Fund was initially approved by the Board of Trustees on October 26, 2012. The Advisory Agreement with respect to the Brown Advisory Global Leaders Fund was initially approved by the Board of Trustees on May 6, 2015 for an initial two-year period. After the initial two-year term, the Advisory

Agreement continues in effect from year to year as long as the continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of each Fund, and (ii) by a vote of the majority of the Independent Trustees. The Adviser monitors the performance of each Fund and continuously reviews, supervises and administers its investment program, subject to the direction of, and policies established by, the Board.

Distributor

ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (“ALPS”), serves as each Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Pursuant to the distribution agreement between the Trust and ALPS adopted on February 20, 2019 (the “Distribution Agreement”), ALPS acts as each Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of each Fund’s shares. ALPS is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). ALPS is a wholly-owned subsidiary of SS&C Technologies, Inc., a publicly-traded company providing global investment and financial services. The Distribution Agreement requires the Distributor to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously.

Administrator

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Funds pursuant to an administration agreement (the “Administration Agreement”). Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Other Business

Management of the Trust knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of Shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

By Order of the Board of Trustees,

Edward L. Paz
Secretary

[  ], 2026

Exhibit Index

Exhibit A	Shares Outstanding as of the Record Date	A-1
Exhibit B	Beneficial Ownership of Greater than 5% of the Funds’ Shares	B-1

Exhibit A

Shares Outstanding as of the Record Date

For each class of each Fund’s shares entitled to vote at the Special Meeting or any adjournments or postponements thereof, the number of shares outstanding as of the Record Date is as follows:

NAME OF FUND	SHARE CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE PER CLASS
Brown Advisory Flexible Equity Fund	Institutional	[ ]
	Investor	[ ]
	Advisor	[ ]
Brown Advisory Global Leaders Fund	Institutional	[ ]
	Investor	[ ]
Brown Advisory Sustainable Growth Fund	Institutional	[ ]
	Investor	[ ]
	Advisor	[ ]
Brown Advisory Emerging Markets Select Fund	Institutional	[ ]
	Investor	[ ]
	Advisor	[ ]
Exhibit A-1

Exhibit B

Beneficial Ownership of Greater than 5% of a Class of Fund shares as of October [  ], 2026 (the Record Date)

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Flexible Equity Fund Institutional Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Sustainable Growth Fund Institutional Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Sustainable Growth Fund Investor Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Exhibit B-1

Fund	Shareholder and Address	Percentage of Class Owned
Brown Advisory Sustainable Growth Fund Advisor Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Global Leaders Fund Institutional Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Global Leaders Fund Investor Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Exhibit B-2

Fund	Shareholder and Address	Percentage of Class Owned
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Emerging Markets Select Fund Institutional Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Emerging Markets Select Fund Investor Shares	[ ]	[ ]%	(1)
	[ ]	[ ]%
	[ ]	[ ]%
Brown Advisory Emerging Markets Select Fund Advisor Shares	[ ]	[ ]%
	[ ]	[ ]%
	[ ]	[ ]%

(1)	Indicates beneficial ownership.
Exhibit B-3

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04974-S52337

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Your signature(s) on this proxy should be exactly as your name or names appear(s) on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please print your full title next to your signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

T04975-S52337

BROWN ADVISORY FUNDS
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Paul J. Chew and Carey E. Buxton, or any one of them, as proxies, each of them with full power of substitution, to vote and act with respect to all shares which the undersigned holds in the Brown Advisory Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the Trust's principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 on January 21, 2027, at 11:00 a.m., Eastern Time, and at any or all adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such Meeting. This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" each proposal. The proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04976-S52337

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Your signature(s) on this proxy should be exactly as your name or names appear(s) on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please print your full title next to your signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

T04977-S52337

BROWN ADVISORY FUNDS
PROXY SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Paul J. Chew and Carey E. Buxton, or any one of them, as proxies, each of them with full power of substitution, to vote and act with respect to all shares which the undersigned holds in the Brown Advisory Funds (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust (the "Meeting") to be held at the Trust's principal offices at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231 on January 21, 2027, at 11:00 a.m., Eastern Time, and at any or all adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such Meeting. This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" each proposal. The proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.